STIPULATION OF SETTLEMENT AND RELEASE


      This Stipulation of Settlement and Release, is entered into as of the 23rd day of December, 1997 (the "Effective Date"), by and between Transtech Industries, Inc., Charles F. Trapp, Victor P. DiLeo, Marvin H. Mahan, Ingrid T. Mahan, Allen & Company, a New York partnership, Allen & Company Incorporated, a New York corporation, Nancy Ernst, Roger T. Mahan, Gary A. Mahan, Victor P. DiLeo and Robert J. Meagher as Trustees of Trust f/b/o Roger Mahan, Roland D. Crandall, Eileen Trapp, Inmar Associates, Inc. and Tang Realty, Inc. (the "Fraudulent Conveyance Defendants") and Waste Management, Inc., a Delaware
corporation (formerly named WMX Technologies, Inc.), SCA Services, Inc., a Delaware corporation, Chemical Waste Management of New Jersey, Inc., a New Jersey corporation (formerly named SCA Scientific Services, Inc., SCA Services of Edison, Inc. and SCA Services of Passaic, Inc.), for and as to itself and as a general partner of Earthline Company, formerly a New Jersey general partnership (which partnership was also called Environmental Services Company and Gaess Environmental Services Company), Chemical Waste Management, Inc., a Delaware corporation, for and as to itself and as successor to CWM Consolidation Sub, Inc., a Delaware corporation, which is, in turn, the successor by merger to Carl Gulick, Inc., a New Jersey corporation, and to Wastequid, Inc., a New Jersey corporation, for and as to itself and as a general partner of Earthline Company, Waste Management of New Jersey, Inc., a New Jersey corporation, successor by merger to United Carting, Inc., a New Jersey corporation, CWM Chemical Services, Inc., a Delaware corporation (formerly named SCA Chemical Services, Inc. and Chem- Trol Pollution Services, Inc.), successor by merger to Carl Gulick, Inc., a New Jersey corporation, and to R&R Sanitation Service, Inc., a New Jersey corporation (the "SCA Parties"); and
      WHEREAS, Transtech Industries, Inc. ("Transtech") instituted an action pursuant to the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.ss.9607 and 9613 on or about June 25, 1990 in the United States

District Court for the District of New Jersey styled TRANSTECH INDUSTRIES, INC.
V. A&Z SEPTIC CLEAN, INC., ET AL., Civil Action No. 2-90-2578 (HAA)
(the "CERCLA Action"); and
      WHEREAS, Transtech has alleged that various defendants were generators of hazardous substances disposed of at the Kin-Buc Landfill in Edison, New Jersey, which was owned and operated by Transtech and/or its subsidiaries; and
      WHEREAS, on November 9, 1992, and February 9, 1996, respectively, certain parties (the "AFP Group") and the SCA Parties filed fraudulent conveyance counterclaims against the Fraudulent Conveyance Defendants, seeking to have certain alleged fraudulent transfers or conveyances voided (the "Fraudulent Conveyances Counterclaims Litigation"); and
      WHEREAS, the Fraudulent Conveyances Counterclaims Litigation alleges that Transtech knowingly, intentionally and fraudulently transferred or conveyed substantial assets to the other Fraudulent Conveyance Defendants, with the intent of rendering itself incapable of (1) performing the future clean-up of the Kin-Buc Landfill and/or (2) reimbursing the United States for the cost of performing such a clean-up; and
      WHEREAS, the Fraudulent Conveyance Defendants denied all the allegations asserted against them in the Fraudulent Conveyance Counterclaims Litigation; and
      WHEREAS, the Fraudulent Conveyance Defendants are simultaneously entering into a separate agreement with the AFP Group settling and dismissing the AFP Group's claims in the Fraudulent Conveyance Counterclaims Litigation (the "AFP Settlement Agreement"); and
      WHEREAS, the Fraudulent Conveyance Defendants and the SCA Parties now desire to settle and dismiss the SCA Parties' claims in the Fraudulent Conveyance Counterclaims Litigation, with prejudice and without costs, and without admission of liability or wrongdoing on the part of any party; and
      WHEREAS, certain Fraudulent Conveyance Defendants wish to release all claims which they may have against Transtech arising from the Fraudulent Conveyance Counterclaims Litigation; and
      WHEREAS, the SCA Parties are simultaneously entering into a separate agreement with Transtech and some of its affiliates settling and dismissing, among other things, the SCA Parties' claims against Transtech and such affiliates in the CERCLA Action (the "SCA-Transtech Settlement Agreement");
      NOW THEREFORE, in consideration of the agreements and undertakings being made by Transtech and some of its affiliates in the SCA-Transtech Settlement Agreement, and for other good and valuable consideration and the mutual promises and covenants contained herein, the receipt and sufficiency of which the parties acknowledge, the SCA Parties and the Fraudulent Conveyance Defendants do hereby agree as follows:

1. RELEASE BY THE SCA PARTIES
      Without in any way limiting the application of the provisions of the SCA-Transtech Settlement Agreement, the SCA Parties hereby release and discharge all claims, rights, causes of action and demands which they, or any of them, have made or brought or could have made or brought, against the Fraudulent Conveyance Defendants, or any of them, relating to, or in any way connected with the CERCLA Action and the Fraudulent Conveyances Counterclaims Litigation.

2. INDEMNIFICATION BY THE SCA PARTIES
      The SCA Parties, jointly and severally, hereby shall defend and indemnify the Fraudulent Conveyance Defendants, or any of them (the "Indemnitees") from and against (i) all claims, demands and causes of action which have been made or brought, or hereafter may be made or brought, against the Indemnitees in the Fraudulent Conveyance Counterclaims Litigation, and (ii) all liability, loss, cost and expense (including reasonable attorneys' fees), which may be suffered or incurred by the Indemnitees, or any of them, arising from or in any way relating to the Fraudulent Conveyance Counterclaims Litigation. Nothing contained herein shall be deemed to obligate the SCA Parties, or any of them, to reimburse the Indemnitees, or any of them, for

(i) settlement amounts or response costs paid or incurred by the Indemnitees, or any of them, on or before the Effective Date, or (ii) attorneys' fees, disbursements, or other costs and expenses paid or incurred by the Indemnitees, or any of them, on or before the Effective Date, arising from the Indemnitees' prosecution, defense or settlement of the CERCLA Action or the Fraudulent Conveyance Counterclaims Litigation.

3.  RELEASE  OF THE SCA  PARTIES  BY THE FRAUDULENT CONVEYANCE DEFENDANTS
      The Fraudulent Conveyance Defendants hereby release and discharge all claims, rights, causes of action and demands which they, or any of them, have made or brought, or could have made or brought, against the SCA Parties, their subsidiaries, and their respective officers, directors, employees and agents, or any of them, relating to, or in any way connected with the CERCLA Action and the Fraudulent Conveyance Counterclaims Litigation.

4.    RELEASE OF TRANSTECH BY CERTAIN FRAUDULENT CONVEYANCE DEFENDANTS
      The Fraudulent Conveyance Defendants (except Transtech) hereby release and discharge all claims, rights, causes of action and demands which they, or any of them, have made or brought, or could have made or brought, against Transtech, and its subsidiaries, and its or their respective officers, directors, employees and agents relating to, or in any way connected with the Fraudulent Conveyance Counterclaims Litigation, the AFP
Settlement Agreement, the SCA-Transtech Settlement Agreement and this Stipulation of Settlement and Release.

5.    GOVERNING LAW
      This Stipulation of Settlement and Release shall be construed and governed in all respects by the laws of the State of New Jersey.

6.    FORUM SELECTION
      Any action, suit or other proceeding initiated for the purposes of interpreting, enforcing or avoiding any provision hereof by any Party shall be instituted in either the United

States District Court for the District of New Jersey, or, if subject matter jurisdiction in such court does not exist, in the Courts of the State of New Jersey, and all Parties hereby submit to the jurisdiction of such courts.

7.    BINDING AUTHORITY
      The Parties hereby mutually represent and warrant to each other that each signatory to this Stipulation of Settlement and Release has the full power, authority and legal right to execute this document on its own behalf as well as on behalf of the corporate or other entities referred to herein. Moreover, the Parties hereby represent to each other that neither has executed this document under any duress, undue pressure, or fraud and that each hereby expressly agrees to be legally and equitably bound by the express terms, covenants and conditions contained herein. Lastly, the Parties mutually represent to each other that each has entered into this Stipulation of Settlement and Release with the assistance of competent counsel of their own choosing.

8. SEVERABILITY
      This Stipulation of Settlement and Release shall be severable such that the invalidity or unenforceability of any portion or provision contained herein shall in no way affect the validity or enforceability of any other portion or provision of this Stipulation of Settlement and Release. If any portion or provision of this Stipulation of Settlement and Release is held to be invalid or unenforceable by any court of competent jurisdiction, then, in that event, such portion or provision shall be deemed amended to the extent, but only to the extent, necessary to make it valid and enforceable.

9.  REPRESENTATIONS  AND WARRANTIES
      This Stipulation of Settlement and Release is knowingly and voluntarily entered into by the signatories hereto, and each of them declares and represents that no payments, promises, representations or inducements for the execution of this Stipulation of Settlement and Release have been made or in any way relied upon, except as provided herein.

10.   NO ADMISSION OF LIABILITY
      It is further agreed and understood that the Stipulation of Settlement and Release set forth herein is in the best interest of the Parties hereto. This Stipulation of Settlement and Release is given in compromise of disputed claims, and nothing contained herein shall be construed or offered as an admission of liability on behalf of or with respect to any claims asserted by or against the Released Parties, the Parties or any other person in the CERCLA Action and the Released Parties deny any liability and intend merely to avoid litigation and all such alleged liability is hereby expressly denied.

11.  AMENDMENTS  OR MODIFICATIONS
      To be legally binding, any amendments or modifications to this Stipulation of Settlement and Release must be in writing, must refer specifically to this Stipulation of Settlement and Release and must be signed by duly-authorized representatives of all parties hereto.

12.   COUNTERPARTS
      This   Stipulation   of   Settlement   and  Release  may  be  executed  in
counterparts, each such counterpart to be deemed an original, and all such counterparts to constitute one single instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Stipulation of Settlement and Release as of the day and year first above written.

TRANSTECH INDUSTRIES, INC.


By:/s/ Robert V. Silva
   -------------------
Title: President and Chief
       Executive Officer


CHARLES F. TRAPP                    MARVIN H. MAHAN

/s/ Charles F. Trapp                /s/ Marvin H. Mahan
--------------------                -------------------



[Signatures continued on next page]

VICTOR P. DILEO                     INGRID T. MAHAN


/s/ Victor P. DiLeo                 /s/ Ingrid T. Mahan
-------------------                 -------------------


ALLEN & COMPANY                     ALLEN & COMPANY
a New York partnership              INCORPORATED,
                                    a New York corporation

By:/s/ Dominick Cantalupo           By:/s/ Kim M. Wieland
   ----------------------              -------------------
                                           Kim Wieland
Title: Authorized Signatory         Title: Managing Director



NANCY ERNST                         ROGER T. MAHAN

/s/ Nancy Ernst                     /s/ Roger T. Mahan
---------------                     ------------------


GARY A. MAHAN                       VICTOR P. DILEO
                                    as Trustee of Trust f/b/o Roger
                                    Mahan


/s/ Gary A. Mahan                   /s/ Victor P. DiLeo
------------------                  -------------------


ROBERT J. MEAGHER                   ROLAND D. CRANDALL
as Trustee of Trust f/b/o
Roger Mahan

/s/ Robert J. Meagher               /s/ Roland D. Crandall
---------------------               ----------------------


EILEEN TRAPP                        INMAR ASSOCIATES, INC.

/s/ Eileen M. Trapp                 By:/s/ Marvin H. Mahan
-------------------                    -------------------
                                    Title: President



[Signatures continued on next page]

TANG REALTY, INC.

By:/s/ Marvin H. Mahan
   ---------------------
Title: President



WASTE MANAGEMENT, INC.              SCA SERVICES, INC.
a Delaware corporation              a Delaware corporation

By:/s/ Stephen T. Joyce             By:/s/ Stephen T. Joyce
   --------------------                --------------------
Title: Manager - Closed Sites       Title: Manager - Closed Sites
      -----------------------             -----------------------



CHEMICAL WASTE MANAGEMENT           CHEMICAL WASTE
OF NEW JERSEY, INC.                 MANAGEMENT, INC.
a New Jersey corporation            a Delaware corporation
(for and as to itself and as        (for and as to itself and as
a general partner of                successor to CWM Consolidation
Earthline Company)                  Sub, Inc.)

By:/s/ Stephen T. Joyce             By:/s/ Stephen T. Joyce
   --------------------                ---------------------
Title: Manager - Closed Sites       Title: Manager - Closed Sites
      -----------------------             -----------------------



WASTE MANAGEMENT OF                 CWM CHEMICAL SERVICES, INC.
NEW JERSEY, INC.                    a Delaware corporation
a New Jersey corporation


By:/s/ Stephen T. Joyce             By:/s/ Stephen T. Joyce
   ---------------------               ---------------------
Title: Manager - Closed Sites       Title: Manager - Closed Sites
      -----------------------             -----------------------